GARDNER LEWIS INVESTMENT TRUST
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                         THE CHESAPEAKE CORE GROWTH FUND
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                                   SUPPLEMENT
                             Dated December 30, 2002


This Supplement to the Prospectus dated June 3, 2002 for The Chesapeake Core Growth Fund ("Fund"), a series of the Gardner Lewis Investment Trust, is being updated to include additional information as described below. For further information, please contact the Fund toll-free at 1-800-430-3863. You may also obtain additional copies of the Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.


o The "Minimum Investment" section on page 8 of the Prospectus should read as follows:

     Shares of the Fund are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $2,500 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


o The "Small Accounts" section on page 12 of the Prospectus should read as follows:

     The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $2,500 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days' written notice. If the shareholder brings the account net asset value up to at least $2,500 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.









          Investors Should Retain This Supplement for Future Reference
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